UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	June 9, 2026

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

7602 Southwest Loop 820, Benbrook, Texas	76126
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2026, the Board of Directors approved certain changes to the compensation of the Board and Committee Members.

The annual cash retainer fees paid to the non-employee directors are increased to $20,000. The chair of the Audit Committee is paid an additional $7,000; members of the Audit Committee (including the Chair) are paid an additional retainer of $3,000; and the chairs of the Compensation and Nominating and Governance committees are paid an additional retainer of $3,000 (members not receiving a fee).

Further, under Section 3.3 of the Tandy Leather Factory, Inc.’s 2023 Stock Incentive Plan, the Administration Committee has determined that all prior RSU grants shall immediately accelerate vesting of all unvested RSUs as of June 9, 2026. For future grants, RSUs shall vest at the time of grant.

Lastly, the Board appointed John Gehre as the Chairman of the Board of Directors, effective June 9, 2026.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Tandy Leather Factory, Inc. (the “Company”) held its annual meeting of stockholders.  The three proposals considered at the annual meeting were voted on as follows:

Proposal 1:  The election of six directors for the ensuing year.  The number of votes cast for and withheld for each nominee for director is set forth below.

NOMINEE:	FOR:	WITHHELD:	BROKER NON VOTES
Vicki Cantrell	4,398,435	432,104	1,420,087
John Gehre	4,399,193	431,346	1,420,087
Jefferson Gramm	4,397,105	433,434	1,420,087
Johan Hedberg	4,399,193	431,346	1,420,087
Diana Saadeh-Jajeh	4,398,716	431,823	1,420,087
John Sullivan	4,399,185	431,354	1,420,087

Proposal 2:  Ratification of the appointment of Whitley Penn as the Company’s independent registered public accounting firm for fiscal year 2026.  The number of votes cast for and against this proposal, as well as the number of abstentions with respect to this proposal, are set forth below:

FOR	AGAINST	ABSTAIN
5,622,340	627,286	1,000

Proposal 3:  Advisory vote regarding executive compensation.  The number of votes cast for and against this proposal, as well as the number of abstentions and broker non-votes with respect to this proposal, are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
4,370,852	455,754	3,933	1,420,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: June 10, 2026	By:	/s/ Johan Hedberg
Johan Hedberg, Chief Executive Officer